                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7868

                 Van Kampen Advantage Municipal Income Trust II
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Advantage Municipal Income Trust II performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2007.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/07

ADVANTAGE MUNICIPAL INCOME TRUST II
SYMBOL: VKI
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (8/27/93)             5.97%         4.97%

10-year                               6.23          6.20

5-year                                5.06          3.68

1-year                               -1.91         -2.89
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period. The trust's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the trust's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout the first eight months of the reporting year, helping it to perform well. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. The decrease in demand put significant pressure on prices and credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. These positive trends continued through the end of October, when the Fed reduced rates again, this time by 25 basis points, bringing the target federal funds rate to 4.5 percent. Although the performance of the municipal market improved over the last two months of the period, it had not fully recovered as of period end. Municipal bond issuance remained firm, despite a slow down in the summer months, and demand picked up again late in the period as the relative cheapness of municipal bonds versus Treasuries attracted buyers.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve, while yields on the front end of the curve declined. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

PERFORMANCE ANALYSIS

The Trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Trust underperformed its benchmark index, the Lehman Brothers Municipal Bond Index.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2007

----------------------------------------------------------
      BASED ON     BASED ON       LEHMAN BROTHERS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       -1.91%       -2.89%             2.91%
----------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Various factors contributed to the Trust's relative underperformance for the reporting period, one of which was its greater emphasis versus the benchmark Lehman Brothers Municipal Bond Index on lower-rated bonds, particularly BBB rated securities. While this positioning was additive to performance for much of the period as lower-rated bonds outperformed higher-quality issues, in the last few months performance of the lower-rated segment of the market suffered due to significant spread widening. As a result, the Trust's larger weighting in lower-rated, higher-yielding bonds detracted from performance for the overall period.

During the credit disruption in the market in the summer months, sector performance was largely dependent upon credit quality. Consequently, the tobacco sector--with an average credit quality of BBB--was one of the hardest hit sectors of the municipal market in July and August. Although the fundamental credit quality of tobacco bonds remained solid throughout the period, and their performance was particularly strong in the early months, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality caused spreads in the sector to widen dramatically in the latter months. As a result, the Trust's holdings there detracted from overall performance.

Holdings in A and BBB rated hospitals also hindered returns as the sector experienced considerable spread widening in the latter months of the period. Additionally, housing bond prices declined due to the ongoing supply of these issues, and spread widening in the sector led the Trust's holdings there to dampen performance.

In order to help manage the portfolio's interest-rate risk, we implemented a hedge through a short position in U.S. Treasury futures. This hedge performed well as interest rates rose. However, the flight to quality in August fueled a Treasury market rally and a decline in rates that hurt the performance of the Trust's hedge.

Positive contributors to performance for the period included an underweight versus the benchmark Lehman Brothers Municipal Bond Index in deep discount bonds. Holdings in pre-refunded bonds were also additive to performance. These short-maturity securities performed well as they did not experience the sell off that longer maturity bonds did when rates on the long end of the curve rose. As such, the Trust's investments in these securities, coupled with an overweight versus the benchmark, helped enhance performance.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

CHANGES IN INVESTMENT POLICIES

The Board of Trustees of the Trust recently approved a non-fundamental investment policy for the Trust allowing it to invest up to 20 percent of its assets in unrated securities that have been determined by Van Kampen Asset Management (the "Adviser") to be of comparable quality to those rated investment grade. This is in addition to the Trust's current non-fundamental policy allowing it to invest up to 20 percent of its assets in unrated securities that have determined by the Adviser to be of comparable quality to those rated below investment grade (BB/Ba or B by Standard & Poor's, Moody's Investor Services, Inc. or Fitch Ratings, Inc.)

Unrated securities may be less liquid than rated securities. This may have the effect of limiting the ability of the Trust to sell such securities at their fair value in response to changes in the economy or the financial markets.

RATINGS ALLOCATION AS OF 10/31/07
AAA/Aaa                                                          58.8%
AA/Aa                                                            15.7
A/A                                                               6.8
BBB/Baa                                                          14.9
BB/Ba                                                             0.4
B/B                                                               0.3
Non-Rated                                                         3.1

TOP FIVE SECTORS AS OF 10/31/07
Hospital                                                         17.5%
Public Education                                                  8.2
Airports                                                          8.1
Single-Family                                                     8.0
Master Tobacco Settlement                                         6.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/07
California                                                       17.0%
Illinois                                                          8.0
Texas                                                             6.4
New Jersey                                                        5.7
New York                                                          5.2
Missouri                                                          3.6
Florida                                                           3.4
Louisiana                                                         3.4
Arizona                                                           2.8
Maryland                                                          2.6
Tennessee                                                         2.5
Washington                                                        2.5
Alabama                                                           2.4
Puerto Rico                                                       2.4
Nevada                                                            2.3
South Carolina                                                    2.3
Indiana                                                           2.2
Massachusetts                                                     2.2
Michigan                                                          2.0
Virginia                                                          1.9
Ohio                                                              1.8
Colorado                                                          1.7
Pennsylvania                                                      1.6
Oregon                                                            1.6
Nebraska                                                          1.5
Georgia                                                           1.4
Wisconsin                                                         1.1
West Virginia                                                     1.0
Hawaii                                                            0.9
Kansas                                                            0.6
Minnesota                                                         0.6
Kentucky                                                          0.5
Mississippi                                                       0.5
Connecticut                                                       0.4
Iowa                                                              0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/07
                                       (continued from previous page)
District of Columbia                                              0.4
Vermont                                                           0.4
Alaska                                                            0.4
Oklahoma                                                          0.4
North Carolina                                                    0.3
New Hampshire                                                     0.3
Arkansas                                                          0.3
Utah                                                              0.3
South Dakota                                                      0.2
Montana                                                           0.2
Wyoming                                                           0.2
New Mexico                                                        0.1
Idaho                                                             0.1
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

PORTFOLIO MANAGEMENT CHANGES

       Van Kampen Advantage Municipal Income Trust II is managed by the Adviser's Municipal Fixed Income team. Current members include Robert W. Wimmel, Executive Director; William Black, Executive Director; Mark Paris, Executive Director; and Robert J. Stryker, Vice President.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a reorganization of the Fund, materials it had received in connection with fee waivers currently in place for the Fund and materials it had received in connection with the share repurchase program currently in place for the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  202.3%
           ALABAMA  4.9%
$ 3,000    Birmingham Baptist Med Ctr AL Spl Care Fac
           Fin Auth Rev Baptist Hlth Sys Ser A........       5.000%  11/15/30   $    2,921,880
  2,000    Birmingham Baptist Med Ctr AL Spl Care Fac
           Fin Auth Rev Baptist Hlth Sys Ser A........       5.875   11/15/24        2,088,360
  4,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
           A..........................................       5.250   01/01/23        4,211,440
      4    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svc Co Proj Rfdg.........       6.950   01/01/20              350
 19,600    University AL at Birmingham Hosp Rev Ser A
           (MBIA Insd) (a)............................       5.000   09/01/41       19,927,712
  1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................       5.600   11/01/16        1,013,090
                                                                                --------------
                                                                                    30,162,832
                                                                                --------------
           ALASKA  0.8%
  1,000    Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
           Insd)......................................       5.250   12/01/41        1,038,570
  4,250    Northern Tob Sec Corp AK Tob Settlement Ser
           A..........................................       5.000   06/01/46        3,616,622
                                                                                --------------
                                                                                     4,655,192
                                                                                --------------
           ARIZONA  5.7%
  3,000    Arizona St Transn Brd Hwy Rev Ser B........       5.250   07/01/19        3,184,920
  5,000    Glendale, AZ Indl Dev Auth John C Lincoln
           Hlth Rfdg Ser B............................       5.000   12/01/37        4,735,900
  4,500    Maricopa Cnty, AZ Hosp Rev Sun Hlth Corp...       5.000   04/01/35        4,283,955
  8,015    Mesa, AZ Util Sys Rev Rfdg 2nd Ser (FGIC
           Insd) (a)..................................       4.500   07/01/28        7,903,082
  2,085    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Rfdg Ser A (FSA
           Insd)......................................       7.250   07/15/10        2,144,965
  1,000    Salt Verde Fin Corp Gas Rev AZ Sr..........       5.250   12/01/20        1,040,830
  2,685    South Campus Group LLC AZ Std Hsg Rev AZ St
           Univ South Campus Proj (MBIA Insd).........       5.625   09/01/35        2,902,592
  9,000    University Med Ctr Corp AZ Hosp Rev........       5.000   07/01/35        8,628,660
                                                                                --------------
                                                                                    34,824,904
                                                                                --------------
           ARKANSAS  0.6%
  1,930    Arkansas St Cap Apprec College Svg (d).....           *   06/01/16        1,365,263
  2,000    Arkansas St Dev Fin Auth Rev St Agy Fac
           Donaghey Plaza Proj (FSA Insd).............       5.000   06/01/34        2,047,780
                                                                                --------------
                                                                                     3,413,043
                                                                                --------------
           CALIFORNIA  34.4%
  6,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj Ser C (FSA
           Insd)......................................           *   09/01/19        3,580,800
  7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj Ser C (FSA
           Insd)......................................           *   09/01/21        3,856,160

See Notes to Financial Statements                                             11

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)......................       6.000%  09/01/16   $    1,490,749
  2,095    Bay Area Govt Assn CA Rev Tax Alloc CA
           Redev Pool Ser A (XLCA Insd)...............       5.250   09/01/35        2,182,047
  3,000    California Cnty, CA Tob Sec Agy Tob LA Cnty
           Sec (e).................................... 0.000/5.250   06/01/21        2,371,440
  2,050    California Cnty, CA Tob Sec Agy Tob Merced
           Cnty Rfdg Ser A............................       5.125   06/01/38        1,838,050
  1,000    California Cnty, CA Tob Sec Agy Tob Merced
           Cnty Rfdg Ser A............................       5.250   06/01/45          900,090
  1,600    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A...........................       5.000   04/01/37        1,601,568
  6,000    California Hsg Fin Agy Rev Home Mtg Ser G
           (AMT) (a)..................................       4.950   08/01/23        6,020,055
  4,000    California Hsg Fin Agy Rev Home Mtg Ser G
           (AMT) (a)..................................       5.050   02/01/29        4,013,370
  7,100    California Hsg Fin Agy Rev Home Mtg Ser I
           (AMT) (a)..................................       4.800   08/01/36        6,785,186
  1,490    California Hsg Fin Agy Rev Home Mtg Ser M
           (AMT) (a)..................................       4.700   08/01/36        1,398,370
  3,000    California Pollutn Ctl Fin Auth Solid Waste
           Disp Rev Waste Mgmt Inc Proj Ser C (AMT)
           (b)........................................       5.125   11/01/23        2,977,380
  4,975    California St..............................       5.000   02/01/19        5,164,199
    140    California St (AMBAC Insd).................       5.125   10/01/27          141,474
  2,000    California St Dept Wtr Res Pwr Ser A
           (Prerefunded @ 5/01/12)....................       6.000   05/01/15        2,229,380
  2,345    California St Dept Wtr Res Pwr Ser A (XLCA
           Insd) (Prerefunded @ 5/01/12)..............       5.375   05/01/17        2,553,306
  3,000    California St Dept Wtr Res Pwr Supply Rev
           Ser A (Prerefunded @ 5/01/12)..............       5.875   05/01/16        3,328,530
     25    California St (Prerefunded @ 2/01/12)......       5.000   02/01/19           26,534
  5,000    California St Pub Wks Brd Dept Gen Svc Cap
           East End Ser A (AMBAC Insd)................       5.125   12/01/21        5,297,550
  4,000    California St Pub Wks Brd Lease Rev Dept of
           Corrections St Prisons Rfdg Ser A (AMBAC
           Insd)......................................       5.000   12/01/19        4,300,280
  6,000    California St Pub Wks Brd Lease Rev Dept of
           Corrections St Prisons Rfdg Ser A (AMBAC
           Insd)......................................       5.250   12/01/13        6,422,940
  5,000    California St Pub Wks Brd Lease Rev Dept of
           Mental Hlth Coalinga Ser A.................       5.000   06/01/24        5,119,450
  4,600    California St Pub Wks Brd Lease Rev Var
           Univ CA Proj Rfdg Ser A....................       5.500   06/01/10        4,757,872
  5,905    California St Pub Wks Brd Lease Rev Var
           Univ CA Proj Rfdg Ser A....................       5.500   06/01/14        6,384,958
  8,920    California St Vet Ser CD (AMT) (a).........       4.600   12/01/32        9,023,857

 12                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 6,500    California Statewide Cmnty Dev Auth Rev
           Daughters of Charity Hlth Ser A............       5.250%  07/01/30   $    6,525,935
  1,000    California Statewide Cmnty Dev Auth Rev
           Daughters of Charity Hlth Ser A............       5.250   07/01/35          999,200
  1,000    California Statewide Cmnty Dev Auth Rev
           Front Porch Cmnty & Svc Ser A (f)..........       5.125   04/01/37          964,640
  4,000    California Statewide Cmnty Dev Auth Rev
           Hlth Fac Adventist Hlth Ser A..............       5.000   03/01/30        4,022,920
  3,400    California Statewide Cmnty Dev Auth Rev
           Kaiser Permanente Ser B....................       5.000   03/01/41        3,375,214
  5,000    California Statewide Cmnty Dev Auth Rev
           Kaiser Permanente Ser B....................       5.250   03/01/45        5,065,300
  4,000    California Statewide Cmnty Dev Auth Rev
           Kaiser Permanente Ser C....................       5.250   08/01/31        4,091,200
  2,000    Florin, CA Res Consv Dist Cap Impt Elk
           Grove Wtr Svc Ser A (MBIA Insd)............       5.000   09/01/33        2,046,060
 30,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg Ser A..................           *   01/15/22       13,461,900
  5,000    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev (MBIA Insd).........................           *   01/15/18        2,988,450
  1,000    Golden St Tob Sec Corp CA Tob Settlement
           Rev Ser A..................................       5.125   06/01/47          879,680
  3,850    Golden St Tob Sec Corp CA Tob Settlement
           Rev Asset-Bkd Sr Ser A-1 (a)...............       5.750   06/01/47        3,696,025
 10,000    Golden St Tob Sec Corp CA Tob Settlement
           Rev Enhanced Asset-Bkd Ser A (a)...........       5.000   06/01/38       10,211,500
  1,000    Hesperia, CA Pub Fin Auth Rev Redev & Hsg
           Proj Ser A (XLCA Insd).....................       5.000   09/01/31        1,031,690
  3,350    Imperial Irr Dist CA Ctf Part Elec Sys Proj
           (FSA Insd) (g).............................       5.250   11/01/19        3,553,981
  3,950    Los Angeles, CA Dept Wtr & Pwr Ser A (FGIC
           Insd)......................................       5.125   07/01/40        4,097,217
  7,500    Los Angeles, CA Uni Sch Dist Rfdg Ser A-1
           (MBIA Insd) (a)............................       4.500   01/01/28        7,435,763
  5,500    Port Oakland, CA Ser L (FGIC Insd) (AMT)...       5.000   11/01/32        5,541,085
  9,000    Riverside Cnty, CA Asset Leasing Corp
           Leasehold Rev Riverside Cnty Hosp Proj
           (MBIA Insd)................................           *   06/01/21        4,845,960
 13,880    San Joaquin Hills, CA Transn Corridor Agy
           Toll Rd Rev Cap Apprec Rfdg Ser A (MBIA
           Insd)......................................           *   01/15/28        5,333,529
  4,200    Tobacco Sec Auth Northn CA Tob Settlement
           Rev Ser A-1................................       5.375   06/01/38        3,908,772
  4,300    Tobacco Sec Auth Northn CA Tob Settlement
           Rev Ser A-1................................       5.500   06/01/45        4,031,809
  1,000    Tobacco Sec Auth Southn CA Tob Settlement
           Sr Ser A-1.................................       5.000   06/01/37          884,230

See Notes to Financial Statements                                             13

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$14,000    Tobacco Sec Auth Southn CA Tob Settlement
           Sr Ser A-1.................................       5.125%  06/01/46   $   12,326,720
  2,720    Washington, CA Uni Sch Dist Yolo Cnty
           Election 2004 Ser A (FGIC Insd) (g)........       5.250   08/01/19        2,910,971
  3,070    Washington, CA Uni Sch Dist Yolo Cnty
           Election 2004 Ser A (FGIC Insd) (g)........       5.250   08/01/20        3,285,545
                                                                                --------------
                                                                                   211,280,891
                                                                                --------------
           COLORADO  3.5%
  1,945    Colorado Ed & Cultural Fac Auth Rev Charter
           Sch Pinnacle Impt & Rfdg (XLCA Insd).......       5.250   06/01/23        2,037,251
  3,000    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives Ser A (d)......................       5.500   03/01/32        3,190,740
  4,250    Colorado Hlth Fac Auth Rev Covenant
           Retirement Cmnty Inc.......................       5.000   12/01/35        4,037,840
  2,700    Colorado Hlth Fac Auth Rev Hlth Fac
           Evangelical Lutheran.......................       5.000   06/01/35        2,627,019
  2,250    Colorado Hlth Fac Auth Rev Hosp Portercare
           Adventist Hlth (Prerefunded @ 11/15/11)....       6.500   11/15/31        2,518,538
  1,500    Colorado Hlth Fac Auth Rev Hosp Valley View
           Assn Proj..................................       5.125   05/15/37        1,470,870
     40    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser A2 (AMT)...............................       7.250   05/01/27           41,237
     14    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1 (AMT)...............................       7.650   11/01/26           14,237
  1,330    Denver, CO City & Cnty Arpt Rev
           Ser D (AMT)................................       7.750   11/15/13        1,465,048
  1,000    Park Creek Metro Dist CO Rev Sr Ltd Tax
           Ppty Tax Rfdg..............................       5.500   12/01/30          999,300
  1,700    Salida, CO Hosp Dist Rev...................       5.250   10/01/36        1,540,948
  1,500    University CO Hosp Auth Rev Ser A..........       5.000   11/15/37        1,446,885
                                                                                --------------
                                                                                    21,389,913
                                                                                --------------
           CONNECTICUT  0.9%
  5,000    Connecticut St Ser C (FGIC Insd)...........       5.000   04/01/22        5,301,550
                                                                                --------------

           DISTRICT OF COLUMBIA  0.8%
  5,000    Metropolitan Washington DC Arpt Auth Sys
           Ser A (FGIC Insd) (AMT)....................       5.250   10/01/32        5,110,450
                                                                                --------------

           FLORIDA  6.9%
  1,000    Alachua Cnty, FL Indl Dev Rev North FL
           Retirement Vlg.............................       5.875   11/15/36        1,001,100
    375    Beacon Lakes, FL Cmnty Dev FL Spl Assmt Ser
           A..........................................       6.000   05/01/38          354,277
    250    Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub
           Ser B......................................       6.200   05/01/38          242,550

 14                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$   570    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)......................................       5.950%  07/01/20   $      593,604
  1,800    Florida Hsg Fin Corp Rev Ser 6 (AMT) (a)...       4.550   07/01/26        1,690,464
  3,500    Florida Hsg Fin Corp Rev Ser 6 (AMT) (a)...       4.625   07/01/31        3,287,015
  2,500    Florida Hsg Fin Corp Rev Ser 6 (AMT) (a)...       4.700   07/01/37        2,347,867
  3,000    Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg
           Ser A......................................       5.250   06/01/26        3,059,040
  3,980    Jacksonville, FL Port Auth (MBIA Insd)
           (AMT)......................................       5.700   11/01/30        4,152,891
  2,780    Jacksonville, FL Port Auth (MBIA Insd)
           (Prerefunded @ 11/01/10) (AMT).............       5.700   11/01/30        2,937,737
  3,000    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd)
           (Prerefunded @ 7/01/12)....................       5.375   07/01/17        3,236,760
 11,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt (FGIC Insd) (AMT).....................       5.375   10/01/32       11,794,630
  5,000    Ocoee, FL Wtr & Swr Sys Rev Impt & Rfdg
           (AMBAC Insd)...............................       5.125   10/01/33        5,146,150
    900    Orange Cnty, FL Hlth Fac Auth Rev First
           Mtg-Orlando Lutheran Tower.................       5.500   07/01/32          862,452
    500    Seminole Tribe, FL Spl Oblig Rev Ser A
           (f)........................................       5.250   10/01/27          495,890
  1,000    Tolomato Cmnty Dev Dist FL Spl Assmt.......       6.550   05/01/27        1,001,880
                                                                                --------------
                                                                                    42,204,307
                                                                                --------------
           GEORGIA  2.8%
  5,000    Georgia Muni Elec Auth Pwr Rev Ser B (FGIC
           Insd) (d)..................................       5.700   01/01/19        5,674,700
  2,000    Georgia St Rd & Twy Auth Rev...............       5.000   10/01/19        2,116,800
  1,160    Marietta, GA Dev Auth Rev First Mtg Life
           College Ser B (FSA Insd) (g)...............       5.375   09/01/09        1,161,450
  6,740    Municipal Elec Auth GA Comb Turbine Proj
           Ser A (MBIA Insd)..........................       5.250   11/01/20        7,163,879
  1,000    Richmond Cnty, GA Dev Auth ASU Jaguar
           Student Hsg LLC Ser A......................       5.250   02/01/35        1,009,990
                                                                                --------------
                                                                                    17,126,819
                                                                                --------------
           HAWAII  1.8%
 10,430    Hawaii St Dept Budget & Fin Spl Purp Rev
           Hawaiian Elec Co Inc Ser A (MBIA Insd)
           (AMT)......................................       5.650   10/01/27       11,018,252
                                                                                --------------

           IDAHO  0.2%
  1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Corp
           Rfdg.......................................       6.125   11/15/27        1,019,110
                                                                                --------------

           ILLINOIS  16.3%
  1,200    Bartlett, IL Tax Increment Rev Sr Lien
           Quarry Redev Proj Rfdg.....................       5.600   01/01/23        1,210,548
  1,710    Bolingbrook, IL Cap Apprec Rfdg Ser C (MBIA
           Insd) (g)..................................           *   01/01/29          629,160
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd)......................................           *   01/01/32        1,021,388

See Notes to Financial Statements                                             15

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$ 6,000    Chicago, IL Lakefront Millenium Pkg Fac
           (MBIA Insd)................................       5.750%  01/01/29   $    6,616,560
  3,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (a).......................       5.250   01/01/23        3,193,290
  7,200    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (MBIA Insd) (a)...........       5.250   01/01/24        7,640,064
 17,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (MBIA Insd) (a)...........       5.250   01/01/25       18,039,040
  2,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (a).......................       5.250   01/01/26        2,122,240
     30    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized) (AMT)................       7.000   09/01/27           30,798
  3,345    Cook Cnty, IL Sch Dist No. 100 Berwyn South
           Ser D (FSA Insd)...........................       5.500   12/01/23        3,658,192
  4,500    Cook Cnty, IL Ser A (FGIC Insd)
           (Prerefunded @ 5/15/11)....................       5.500   11/15/31        4,797,810
  1,000    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A........................       7.375   07/01/25        1,068,440
  1,200    Illinois Fin Auth Rev Christian Homes Inc
           Rfdg Ser A.................................       5.750   05/15/26        1,163,940
    250    Illinois Fin Auth Rev Christian Homes Inc
           Rfdg Ser A.................................       5.750   05/15/31          239,285
  1,500    Illinois Fin Auth Rev IL Inst of Technology
           Ser A......................................       5.000   04/01/31        1,475,535
  2,500    Illinois Fin Auth Rev Northwestern Mem Hosp
           Ser A......................................       5.500   08/15/43        2,621,425
  5,000    Illinois Fin Auth Rev Osf Hlthcare Sys Ser
           A..........................................       5.750   11/15/37        5,293,050
  1,335    Illinois Fin Auth Solid Waste Rev Disp
           Waste Mgmt Inc Proj Ser A (AMT)............       5.050   08/01/29        1,268,797
  3,180    Illinois Hlth Fac Auth Rev Children's Mem
           Hosp (MBIA Insd)...........................       6.250   08/15/13        3,443,399
  1,485    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Rfdg Ser A (FSA Insd) (d)..................       6.750   04/15/17        1,742,351
    825    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Ser C (FSA Insd)...........................       6.750   04/15/17          967,973
  8,000    Illinois St First Ser (FSA Insd)...........       5.250   12/01/19        8,518,080
  3,400    Illinois St First Ser (FSA Insd)...........       5.250   04/01/27        3,561,976
  2,070    Northern IL Univ Ctf Part Hoffman Estates
           Ctr Proj (FSA Insd)........................       5.400   09/01/16        2,240,816
    150    Peoria, Moline & Freeport, IL Coll Mtg Ser
           A (GNMA Collateralized) (AMT)..............       7.600   04/01/27          152,466
  5,000    Regional Trans Auth IL Ser A (AMBAC
           Insd)......................................       8.000   06/01/17        6,532,750
 10,000    Will Cnty, IL Sch Dist No. 122 Rfdg Ser B
           (FGIC Insd)................................       5.250   11/01/20       10,523,900
                                                                                --------------
                                                                                    99,773,273
                                                                                --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           INDIANA  4.6%
$ 2,065    East Chicago, IN Elementary Sch Bldg Corp
           First Mtg Ser A............................       6.250%  07/05/08   $    2,087,942
  1,660    Indiana Hlth & Ed Fac Fin Auth Hosp Rev
           Clarian Hlth Oblig Ser A...................       5.000   02/15/36        1,637,607
  4,600    Indiana Hlth & Ed Fac Fin Auth Rev
           Ascension Hlth Sr Cr B-6 (a)...............       5.000   11/15/36        4,621,505
  3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)..................       7.000   08/15/15        3,420,240
  1,500    Indiana St Dev Fin Auth Rev Exempt Fac Conv
           Rfdg (AMT).................................       5.950   08/01/30        1,542,120
 10,000    Indiana St Hsg & Cmnty Dev Auth Single
           Family Mtg Rev Mtg Ser D-1 (GNMA
           Collateralized) (AMT) (a)..................       4.625   07/01/38        9,109,965
  2,000    Petersburg, IN Pollutn Ctl Rev IN
           Pwr & Lt (AMT).............................       5.950   12/01/29        2,047,740
  2,850    Southwest Parke Cmnty Sch Bldg First Mtg
           (FGIC Insd) (g)............................       5.250   07/15/21        3,061,014
    500    Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc
           (Acquired 09/13/07, Cost $490,385) (c).....       5.750   09/01/42          481,775
                                                                                --------------
                                                                                    28,009,908
                                                                                --------------
           IOWA  0.8%
  1,600    Pottawattamie Cnty, Iowa Rev Christian
           Homes Inc Rfdg Ser E.......................       5.750   05/15/26        1,551,920
  1,500    Tobacco Settlement Auth IA Tob Settlement
           Rev Asset Bkd Ser C........................       5.375   06/01/38        1,372,215
  2,500    Tobacco Settlement Auth IA Tob Settlement
           Rev Ser C..................................       5.500   06/01/42        2,320,200
                                                                                --------------
                                                                                     5,244,335
                                                                                --------------
           KANSAS  1.2%
  3,430    Kansas St Dev Fin Auth Rev KS Proj Ser N
           (AMBAC Insd) (g)...........................       5.250   10/01/20        3,632,885
  3,615    Kansas St Dev Fin Auth Rev KS Proj Ser N
           (AMBAC Insd) (g)...........................       5.250   10/01/21        3,819,717
                                                                                --------------
                                                                                     7,452,602
                                                                                --------------
           KENTUCKY  1.0%
  5,430    Louisville & Jefferson Cnty, KY Metro Govt
           Hlth Sys Rev Norton Hlthcare Inc (a).......       5.250   10/01/36        5,435,155
    500    Mount Sterling, KY Lease Rev KY League
           Cities Fdg Ser B...........................       6.100   03/01/18          575,185
                                                                                --------------
                                                                                     6,010,340
                                                                                --------------
           LOUISIANA  6.8%
  5,000    Lafayette, LA Util Rev (MBIA Insd).........       5.250   11/01/21        5,375,150
  2,500    Louisiana Loc Govt Environment Fac Pkg Fac
           Corp Garage Proj Ser A (AMBAC Insd)........       5.375   10/01/31        2,614,175

See Notes to Financial Statements                                             17

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           LOUISIANA (CONTINUED)
$ 5,970    Louisiana Loc Govt Environment Southeastn
           LA Student Hsg Ser A (MBIA Insd) (g).......       5.250%  08/01/24   $    6,314,946
  1,400    Louisiana Pub Fac Auth Rev Hlth Fac Glen
           Retirement Ser A...........................       6.700   12/01/25        1,401,792
  7,000    Louisiana St Gas & Fuels Tax Rev Ser A
           (a)........................................       5.000   05/01/41        7,197,645
  8,065    Louisiana St Office Fac Corp LA St Cap
           Complex Pgm (MBIA Insd) (g)................       5.000   11/01/20        8,380,261
  4,000    New Orleans, LA Rfdg (FGIC Insd)...........       5.500   12/01/21        4,394,000
  6,000    New Orleans, LA Rfdg (MBIA Insd)...........       5.125   09/01/21        6,234,060
                                                                                --------------
                                                                                    41,912,029
                                                                                --------------
           MARYLAND  5.4%
  3,000    Baltimore, MD Convention Ctr Hotel Rev Sr
           Ser A (XLCA Insd) (a)......................       5.250   09/01/24        3,212,340
  1,255    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Ser P (AMT) (a)..................       4.450   09/01/21        1,195,263
  1,000    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Ser P (AMT) (a)..................       4.550   09/01/26          952,401
  1,300    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Ser P (AMT) (a)..................       4.625   09/01/31        1,238,121
    700    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Ser P (AMT) (a)..................       4.700   03/01/37          666,681
 11,610    Maryland St Cmnty Dev Admin Dept Hsg &
           Cmnty Dev Residential Ser A (AMT) (a)......       4.700   09/01/37       10,903,523
  5,000    Maryland St Econ Dev Corp MD Aviation Admin
           Fac (FSA Insd) (AMT).......................       5.375   06/01/20        5,248,650
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Univ MD College Pk Proj (Prerefunded @
           06/01/13)..................................       5.625   06/01/35        1,104,490
  2,000    Maryland St Hlth & Higher Ed Fac Auth Rev
           MD Inst College of Art.....................       5.000   06/01/40        1,955,860
  2,350    Maryland St Hlth & Higher Ed Fac Auth Rev
           Mercy Med Ctr Ser A (h)....................       5.500   07/01/42        2,381,819
  4,000    Maryland St Trans Auth Arpt Baltimore/WA
           Intl Arpt Ser B (AMBAC Insd) (AMT).........       5.125   03/01/24        4,107,360
                                                                                --------------
                                                                                    32,966,508
                                                                                --------------
           MASSACHUSETTS  4.5%
  1,200    Massachusetts Bay Tran Auth MA Gen Tran Sys
           Rfdg Ser A.................................       6.250   03/01/12        1,327,380
  2,500    Massachusetts Bay Trans Auth Ser A
           (Prerefunded @ 7/01/12)....................       5.000   07/01/32        2,658,400
  2,000    Massachusetts Muni Whsl Elec Co Pwr Supply
           Sys Rev Proj No. 6-A Ser A (MBIA Insd).....       5.250   07/01/16        2,137,340
    450    Massachusetts St Dev Fin Agy Linden Ponds
           Inc Fac Ser A..............................       5.750   11/15/35          442,602
  1,750    Massachusetts St Hlth & Ed Fac Auth Rev
           Hlthcare Sys Covenant Hlth.................       6.000   07/01/31        1,838,620

 18                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MASSACHUSETTS (CONTINUED)
$ 1,930    Massachusetts St Hlth & Ed Fac Auth Rev
           Saint Mem Med Ctr Ser A....................       6.000%  10/01/23   $    1,930,772
  5,450    Massachusetts St Hlth & Ed Fac Auth Rev
           Univ MA Mem Issue Ser D....................       5.000   07/01/33        5,203,278
  2,500    Massachusetts St Hsg Fin Agy Hsg Rev Single
           Family Ser 130 (AMT).......................       5.000   12/01/37        2,452,225
    925    Massachusetts St Indl Fin Agy Wtr Treatment
           Amern Hingham (AMT)........................       6.900   12/01/29          938,080
    925    Massachusetts St Indl Fin Agy Wtr Treatment
           Amern Hingham (AMT)........................       6.950   12/01/35          938,320
  7,750    Massachusetts St Sch Bldg Auth Dedicated
           Sales Tax Rev Ser A (a)....................       4.500   08/15/35        8,006,784
                                                                                --------------
                                                                                    27,873,801
                                                                                --------------
           MICHIGAN  3.5%
  3,000    Detroit, MI City Sch Dist Sch Bldg & Site
           Impt Ser A (FGIC Insd) (Prerefunded @
           5/01/13)...................................       5.375   05/01/24        3,269,040
  2,790    Detroit, MI Wtr Supply Sys Rev Sr Lien Rfdg
           Ser C (MBIA Insd) (g)......................       5.250   07/01/19        2,980,418
  2,000    Grand Rapids, MI Wtr Supply (FGIC Insd)....       5.750   01/01/15        2,128,740
  4,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj
           Ser A......................................       6.000   07/01/35        4,190,880
  3,000    Michigan Tob Settlement Fin Auth Tob
           Settlement Asset Sr Ser A..................       6.000   06/01/48        2,988,930
  2,285    Taylor, MI Bldg Auth (AMBAC Insd) (g)......       6.000   03/01/13        2,544,370
  3,090    Troy, MI Downtown Dev Auth Dev Rfdg (MBIA
           Insd)......................................       5.500   11/01/15        3,309,297
                                                                                --------------
                                                                                    21,411,675
                                                                                --------------
           MINNESOTA  1.2%
  1,065    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
           Benedictine Hlth Sys Saint Marys...........       5.250   02/15/33        1,077,982
  1,000    Meeker Cnty MN Gross Rev Hosp Fac Mem Hosp
           Proj (h)...................................       5.625   11/01/22        1,012,590
    225    North Oaks, MN Sr Hsg Rev Presbyterian
           Homes North Oaks...........................       6.000   10/01/27          227,414
    650    North Oaks, MN Sr Hsg Rev Presbyterian
           Homes North Oaks...........................       6.000   10/01/33          653,335
    210    North Oaks, MN Sr Hsg Rev Presbyterian
           Homes North Oaks...........................       6.125   10/01/39          211,071
    900    Saint Paul, MN Hsg & Redev Auth Hlthcare
           Fac Rev Hlth Partners Oblig Grp Proj.......       5.250   05/15/36          888,831
  2,200    Saint Paul, MN Hsg & Redev Auth Hosp Rev
           Hlth East Proj.............................       6.000   11/15/30        2,288,748
  1,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
           Hlth East Proj.............................       6.000   11/15/35        1,038,350
                                                                                --------------
                                                                                     7,398,321
                                                                                --------------

See Notes to Financial Statements                                             19

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MISSISSIPPI  0.9%
$ 1,405    Mississippi Dev Bk Spl Oblig Cap Proj &
           Equip Acquisition Ser A2 (AMBAC Insd)......       5.000%  07/01/24   $    1,410,915
  1,550    Mississippi Dev Bk Spl Oblig Madison Cnty
           Hosp Proj (Prerefunded @ 7/01/09)..........       6.400   07/01/29        1,651,463
  2,595    Mississippi Dev Bk Spl Oblig MS Ltd Oblig
           Hosp Impt (MBIA Insd) (g)..................       5.250   07/01/32        2,672,253
                                                                                --------------
                                                                                     5,734,631
                                                                                --------------
           MISSOURI  7.3%
    325    Cape Girardeau Cnty, MO Indl Dev Auth
           Hlthcare Fac Rev Southeast MO Hosp Assoc...       5.625   06/01/27          331,812
  1,675    Cape Girardeau Cnty, MO Indl Dev Auth
           Hlthcare Fac Rev Southeast MO Hosp Assoc
           (Prerefunded @ 06/01/12)...................       5.625   06/01/27        1,816,705
  1,500    Cass Cnty, MO Hosp Rev (h).................       5.625   05/01/38        1,511,010
  1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac
           Rev Lutheran Sr Svc Heisinger Proj.........       5.500   02/01/35        1,264,700
  2,000    Curators Univ MO Sys Fac Rev Rfdg Ser B
           (g)........................................       5.000   11/01/20        2,112,860
  4,625    Missouri Jt Mun Elec Util Comnty Pwr Proj
           Rev Plum Point Proj (MBIA Insd)............       5.000   01/01/27        4,798,900
  1,000    Missouri Jt Muni Elec Util Comnty Pwr Proj
           Rev Plum Point Proj (MBIA Insd)............       5.000   01/01/26        1,038,990
  2,500    Missouri St Dev Fin Brd Infrastructure Fac
           Rev Crackerneck Creek Proj Ser C...........       5.000   03/01/26        2,521,425
  2,195    Missouri St Hlth & Ed Fac Rev Univ MO
           Columbia Arena Proj (g)....................       5.000   11/01/16        2,308,525
  4,000    Platte Cnty, MO Indl Dev Auth Trans Rev
           (Prerefunded @ 12/01/13)...................       4.500   12/01/24        4,198,360
  2,500    Platte Cnty, MO Neighborhood Impt Parkville
           Ser B (MBIA Insd)..........................       5.000   02/01/25        2,600,750
  1,500    Saint Louis Cnty, MO Mtg Rev Ctf Rcpt Ser H
           (AMT) (d)..................................       5.400   07/01/18        1,612,620
  9,855    Saint Louis, MO Arpt Rev Arpt Dev Pgm Ser A
           (MBIA Insd) (Prerefunded @ 7/01/11)........       5.250   07/01/31       10,444,920
  2,380    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
           (MBIA Insd) (Prerefunded @ 7/01/12) (g)....       5.375   07/01/19        2,567,830
  2,745    Springfield, MO Pub Bldg Corp Leasehold Rev
           Springfield Branson Arpt Ser B (AMBAC Insd)
           (AMT) (a)..................................       4.550   07/01/29        2,563,046
  3,360    Springfield, MO Pub Bldg Corp Leasehold Rev
           Springfield Branson Arpt Ser B (AMBAC Insd)
           (AMT) (a)..................................       4.600   07/01/36        3,137,280
                                                                                --------------
                                                                                    44,829,733
                                                                                --------------
           MONTANA  0.4%
  2,300    Forsyth, MT Pollutn Ctl Rev Northwestn Corp
           Colstrip Rfdg (AMBAC Insd).................       4.650   08/01/23        2,309,200
                                                                                --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEBRASKA  3.1%
$ 5,235    Omaha Pub Pwr Dist NE Elec Rev Sys Ser A...       5.000%  02/01/34   $    5,365,823
  9,175    Omaha Pub Dist NE Elec Rev Sub Sys Ser AA
           (FGIC Insd) (a)............................       4.500   02/01/34        9,305,816
  4,260    University NE Univ Rev Lincoln Student Fees
           & Fac Ser B................................       5.000   07/01/23        4,418,770
                                                                                --------------
                                                                                    19,090,409
                                                                                --------------
           NEVADA  4.7%
  8,000    Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
           (FGIC Insd)................................       5.000   07/01/36        8,179,120
  2,000    Clark Cnty, NV Econ Dev Rev Alexander
           Dawson Sch Proj............................       5.375   05/15/33        2,032,940
  7,000    Clark Cnty, NV Indl Dev Rev Southwest Gas
           Corp Proj Ser A (AMBAC Insd) (AMT).........       5.250   07/01/34        7,145,390
  4,375    Las Vegas Vly, NV Wtr Dist Rfdg Ser B (MBIA
           Insd)......................................       5.000   06/01/27        4,528,694
  1,750    Reno, NV Hosp Rev Renown Regl Med Ctr Proj
           Ser A (a)..................................       5.250   06/01/37        1,765,092
  5,000    Reno, NV Lien Trans Proj (AMBAC Insd)
           (Prerefunded @ 6/01/12)....................       5.250   06/01/41        5,357,550
                                                                                --------------
                                                                                    29,008,786
                                                                                --------------
           NEW HAMPSHIRE  0.6%
  1,000    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch.............................       7.000   07/01/30        1,058,930
  1,400    New Hampshire Hlth & Ed Fac Hlthcare Sys
           Covenant Hlth..............................       5.500   07/01/34        1,432,788
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd) (AMT)...       6.300   05/01/22        1,021,800
                                                                                --------------
                                                                                     3,513,518
                                                                                --------------
           NEW JERSEY  11.5%
  1,000    New Jersey Econ Dev Auth Rev Cig Tax.......       5.500   06/15/31        1,030,960
  1,900    New Jersey Econ Dev Auth Rev Cig Tax.......       5.750   06/15/29        1,991,922
  5,000    New Jersey Econ Dev Auth Rev Sch Fac Constr
           Ser I (Prerefunded @ 9/01/14)..............       5.000   09/01/23        5,415,750
  2,210    New Jersey Econ Dev Auth Wtr Fac Rev NJ
           Amern Wtr Co Inc Ser B (FGIC Insd) (AMT)...       5.375   05/01/32        2,266,068
  4,350    New Jersey Econ Dev Wtr NJ Amern Wtr Co Inc
           Ser A (FGIC Insd) (AMT)....................       5.250   07/01/38        4,432,606
  2,500    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr at Passaic (FSA Insd) (d).........       6.750   07/01/19        3,025,050
 10,000    New Jersey St Ed Fac Auth Higher Ed Cap
           Impt Ser A (AMBAC Insd) (Prerefunded @
           9/01/12)...................................       5.250   09/01/20       10,764,600
 10,750    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
           Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
           (MBIA Insd) (AMT)..........................       5.450   02/01/32       10,824,498

See Notes to Financial Statements                                             21

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$ 1,000    Tobacco Settlement Fin Corp NJ Ser 1A......       4.750%  06/01/34   $      834,320
  5,000    Tobacco Settlement Fin Corp NJ Ser 1A......       5.000   06/01/29        4,513,700
 30,000    Tobacco Settlement Fin Corp NJ Ser 1A
           (a)........................................       5.000   06/01/41       25,740,371
                                                                                --------------
                                                                                    70,839,845
                                                                                --------------
           NEW MEXICO  0.2%
  1,500    Jicarilla, NM Apache Nation Rev Adj Ser A
           (Acquired 10/23/03, Cost $1,514,910) (c)...       5.000   09/01/18        1,556,565
                                                                                --------------

           NEW YORK  10.5%
  7,000    Metropolitan Trans Auth NY Rev Rfdg Ser A
           (FGIC Insd)................................       5.250   11/15/31        7,391,020
  5,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser D..............................       5.000   06/15/38        5,144,900
  5,000    New York City Ser H (MBIA Insd)............       5.250   03/15/14        5,308,800
  7,575    New York St Dorm Auth Rev City Univ Sys
           Cons Ser A.................................       5.625   07/01/16        8,394,312
  1,520    New York St Dorm Auth Rev Insd John T
           Mather Mem Hosp (Connie Lee Insd) (g)......       6.500   07/01/09        1,593,492
  3,845    New York St Dorm Auth Rev Secd Hosp Gen
           Hosp Rfdg..................................       5.750   02/15/20        4,155,984
  2,310    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd).......       5.375   11/01/13        2,313,142
  1,000    New York St Mtg Agy Homeowner Amt 145
           (AMT)......................................       5.125   10/01/37          995,400
  5,000    New York St Urban Dev Corp Rev St
           Fac Rfdg...................................       5.700   04/01/20        5,705,150
 21,900    Port Auth NY & NJ Cons 144th Ser (a).......       5.000   10/01/35       22,623,688
    675    Seneca Nation Indians Cap Impt Auth NY Spl
           Oblig Ser A (f)............................       5.000   12/01/23          643,815
                                                                                --------------
                                                                                    64,269,703
                                                                                --------------
           NORTH CAROLINA  0.7%
  1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys
           Rev Ser D..................................       6.700   01/01/19        1,587,765
  1,700    North Carolina Hsg Fin Agy Ser 30 (AMT)....       5.250   07/01/39        1,711,560
  1,000    North Carolina Med Care Commn Retirement
           Fac Rev First Mtg Southminster Proj Ser A
           (h)........................................       5.750   10/01/37          990,060
                                                                                --------------
                                                                                     4,289,385
                                                                                --------------
           OHIO  3.8%
  3,000    Cincinnati, OH City Sch Dist Sch Impt (FSA
           Insd)......................................       5.250   06/01/18        3,197,130
  3,150    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj.......................................       7.500   01/01/30        3,412,269
  1,000    Dayton, OH Arpt Rev James M Cox Dayton Rfdg
           Ser C (Radian Insd) (AMT)..................       5.250   12/01/27        1,007,200

 22                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           OHIO (CONTINUED)
$ 3,540    Franklin Cnty, OH Hosp Rev Doctor's Hosp
           Proj Impt & Rfdg (d).......................       5.875%  12/01/23   $    3,810,562
  5,130    Muskingum Cnty, OH Hosp Fac Rev Bethesda
           Care Sys Impt & Rfdg (Connie Lee Insd)
           (g)........................................       6.250   12/01/10        5,242,809
  5,000    Ohio St Air Quality Dev Auth Rev Coll
           Dayton Pwr & Lt Co Proj (AMT) (a)..........       4.800   09/01/36        4,863,713
    965    Toledo Lucas Cnty, OH Port Auth Dev Rev
           Northwest OH Bd Fd Ser C (AMT).............       6.600   11/15/15        1,022,089
    505    Toledo Lucas Cnty, OH Port Auth Northwest
           Bd Fd Ser A (AMT)..........................       6.000   05/15/11          522,751
                                                                                --------------
                                                                                    23,078,523
                                                                                --------------
           OKLAHOMA  0.7%
  1,500    Jenks, OK Aquarium Auth Rev First Mtg (MBIA
           Insd) (Prerefunded @ 7/01/10)..............       6.100   07/01/30        1,615,050
  2,755    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd) (Prerefunded @ 11/01/09)......       6.250   11/01/22        2,955,702
                                                                                --------------
                                                                                     4,570,752
                                                                                --------------
           OREGON  3.3%
  2,010    Emerald Peoples Util Dist OR Rfdg (FGIC
           Insd) (g)..................................       7.350   11/01/09        2,159,765
  5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
           Insd)......................................       5.250   07/01/22        5,298,450
  5,000    Oregon St Dept Admin Rfdg Ser C (MBIA
           Insd)......................................       5.250   11/01/18        5,285,650
  2,000    Oregon St Hsg & Cmnty Svc Dept Mtg Rev Ser
           B (AMT) (a)................................       4.750   07/01/27        1,925,845
  1,000    Oregon St Hsg & Cmnty Svc Dept Mtg Rev Ser
           B (AMT) (a)................................       4.800   07/01/32          962,922
  1,100    Oregon St Hsg & Cmnty Svc Dept Mtg Rev Ser
           B (AMT) (a)................................       4.850   07/01/37        1,059,215
  3,580    Yamhill Cnty, OR Sch Dist No. 029J Newburg
           (MBIA Insd) (Prerefunded @ 6/15/12)........       5.250   06/15/21        3,841,125
                                                                                --------------
                                                                                    20,532,972
                                                                                --------------
           PENNSYLVANIA  3.3%
  3,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
           Sys West PA Ser A..........................       5.000   11/15/28        2,794,830
 16,755    Pennsylvania St Pub Sch Bldg Auth Lease Rev
           Sch Dist Philadelphia Proj Ser B (a).......       4.500   06/01/32       16,382,265
  1,370    Philadelphia, PA Hosp & Higher Ed Fac Auth
           Rev Cmnty College Rfdg Ser B (MBIA Insd)
           (g)........................................       6.500   05/01/08        1,390,166
                                                                                --------------
                                                                                    20,567,261
                                                                                --------------
           SOUTH CAROLINA  4.6%
  3,125    Charleston Ed Excellence Fin Corp SC Rev
           Charleston Cnty Sch Dist (a)...............       5.250   12/01/25        3,280,078
  9,375    Charleston Ed Excellence Fin Corp SC Rev
           Charleston Cnty Sch Dist (a)...............       5.250   12/01/26        9,840,234

See Notes to Financial Statements                                             23

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           SOUTH CAROLINA (CONTINUED)
$ 3,115    Greenville, SC Impt & Rfdg (MBIA Insd)
           (g)........................................       5.250%  04/01/21   $    3,314,827
  1,015    Rock Hill, SC Util Sys Rev Comb Rfdg Ser C
           (FSA Insd) (g).............................       5.000   01/01/11        1,056,189
  6,500    South Carolina Jobs Econ Dev Auth Indl Rev
           Elec & Gas Co Proj Ser A (AMBAC Insd)......       5.200   11/01/27        6,835,855
  3,750    South Carolina Jobs Econ Dev Auth Indl Rev
           Elec & Gas Co Proj Ser B (AMBAC Insd)
           (AMT)......................................       5.450   11/01/32        3,866,138
                                                                                --------------
                                                                                    28,193,321
                                                                                --------------
           SOUTH DAKOTA  0.4%
  1,375    Deadwood, SD Ctf Partn (ACA Insd)..........       6.375   11/01/20        1,443,516
  1,000    South Dakota St Hlth & Ed Fac Auth Rev
           Children's Care Hosp Rfdg (Prerefunded @
           11/01/09)..................................       6.125   11/01/29        1,059,710
                                                                                --------------
                                                                                     2,503,226
                                                                                --------------
           TENNESSEE  5.2%
  2,130    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
           CDFI Phase I LLC Proj Rfdg Ser A...........       5.000   10/01/25        2,029,336
  2,595    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
           CDFI Phase I LLC Proj Rfdg Ser A...........       5.125   10/01/35        2,430,529
  1,270    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           First Mtg Impt & Rfdg Ser B................       8.000   07/01/33        1,458,976
  7,050    Hallsdale Powell Util Dist Knox Cnty TN Wtr
           & Swr Rev Impt Ser B (FGIC Insd)...........       5.000   04/01/34        7,217,508
 12,525    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           Cap Apprec First Mtg Rfdg Ser A (MBIA
           Insd)......................................         *     07/01/26        5,271,773
  4,800    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Mtn St Hlth Rfdg Ser A (MBIA-IBC
           Insd)......................................       7.500   07/01/25        5,657,472
  7,500    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg MTN St Hlth Ser A................       5.500   07/01/36        7,605,150
                                                                                --------------
                                                                                    31,670,744
                                                                                --------------
           TEXAS  13.0%
  2,335    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)
           (Prerefunded @ 9/01/10)....................       6.250   09/01/14        2,511,082
  2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.....       5.375   01/01/32        2,023,900
    650    Brownsville, TX Util Sys Rev (d)...........       7.375   01/01/10          679,673
  8,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt
           & Rfdg Ser A (FGIC Insd) (AMT).............       5.500   11/01/31        8,280,720
  2,345    Denton Cnty, TX Perm Impt (Prerefunded @
           7/15/10) (g)...............................       5.500   07/15/19        2,469,449
  1,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A (Prerefunded @
           6/01/11)...................................       6.375   06/01/29        1,103,580
  5,000    Harris Cnty, TX Sr Lien Toll Rd Rfdg (FSA
           Insd) (Prerefunded @ 8/15/12)..............       5.125   08/15/32        5,349,450

 24                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 1,860    Houston, TX Arpt Sys Rev (d)...............       9.500%  07/01/10   $    2,030,246
  3,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (FSA Insd) (AMT)...........................       5.625   07/01/30        3,097,800
  5,000    Houston, TX Util Sys Rev Comb First Lien
           Ser A (FSA Insd)...........................       5.250   05/15/20        5,344,550
  3,920    Lower CO Riv Auth TX Transmission Proj Corp
           (FGIC Insd)................................       5.000   05/15/33        3,979,662
  5,000    Matagorda Cnty, TX Navig Dist No. 1 Rev
           Houston Lt Rfdg (AMBAC Insd) (AMT).........       5.125   11/01/28        5,298,900
  2,000    Mesquite, TX Hlth Fac Dev Corp Retirement
           Fac Christian Care Ctr Ser A (Prerefunded @
           02/15/10)..................................       7.625   02/15/28        2,194,320
  1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
           Christian Care Ctr.........................       5.625   02/15/35        1,502,805
  3,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj........................       7.250   01/01/31        3,583,930
  3,325    North Central, TX Hlth Fac Dev Corp Rev
           Hosp Baylor Hlthcare Sys Proj Ser A........       5.125   05/15/29        3,360,245
  3,000    Prosper, TX Indpt Sch Dist (PSF Gtd).......       5.500   08/15/33        3,184,770
  3,960    Stafford, TX Econ Dev Corp (FGIC Insd).....       5.500   09/01/30        4,268,840
  1,990    Stafford, TX Econ Dev Corp (FGIC Insd)
           (g)........................................       6.000   09/01/19        2,264,302
  1,000    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
           Retirement Fac Buckingham Sr Living Cmnty
           Inc........................................       5.625   11/15/27          971,900
  1,000    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
           Retirement Fac Buckingham Sr Living Cmnty
           Inc........................................       5.750   11/15/37          968,740
  8,500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
           Retirement Fac Buckner Retirement Svcs Inc
           Proj.......................................       5.250   11/15/37        8,662,605
  1,000    Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Mtg Ser B (GNMA Insd) (AMT).....       5.250   09/01/32        1,012,070
  1,000    Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Mtg Ser B GNMA/FNMA/ FHMC
           (AMT)......................................       5.300   09/01/39        1,009,090
  3,510    Texas St Wtr Fin Assistance................       5.500   08/01/35        3,600,277
  1,100    Tyler, TX Hlth Fac Dev Corp Hosp Rev Rfdg &
           Impt East TX Med Ctr Ser A (h).............       5.375   11/01/37        1,088,681
                                                                                --------------
                                                                                    79,841,587
                                                                                --------------
           UTAH  0.5%
  4,950    Intermountain Pwr Agy UT Pwr Supply Rev
           Rfdg Ser A (FGIC Insd) (d).................           *   07/01/17        3,264,228
                                                                                --------------

See Notes to Financial Statements                                             25

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           VERMONT  0.8%
$ 4,895    Vermont Hsg Fin Agy Multipurp (FSA Insd)
           (AMT) Ser A (a) (b)........................       5.150%  05/01/38   $    4,904,138
                                                                                --------------

           VIRGINIA  3.8%
  2,000    Fairfax Cnty, VA Ctf Partn.................       5.300   04/15/23        2,098,660
  1,030    Richmond, VA Indl Dev Auth Govt Fac Rev Bd
           (AMBAC Insd)...............................       5.000   07/15/14        1,104,016
    675    Richmond, VA Indl Dev Auth Govt Fac Rev Bd
           (AMBAC Insd)...............................       5.000   07/15/16          731,038
  1,465    Richmond, VA Indl Dev Auth Govt Fac Rev Bd
           (AMBAC Insd)...............................       5.000   07/15/17        1,580,574
  1,520    Tobacco Settlement Fin Corp VA.............       5.500   06/01/26        1,668,550
  1,660    Tobacco Settlement Fin Corp VA (Prerefunded
           @ 6/01/15).................................       5.625   06/01/37        1,860,827
  3,155    Virginia St Hsg Auth Dev Auth Rental Hsg
           Ser D (AMT) (a)............................       4.500   07/01/29        2,950,492
  3,645    Virginia St Hsg Auth Dev Auth Rental Hsg
           Ser D (AMT) (a)............................       4.600   07/01/33        3,438,594
  5,950    Virginia St Hsg Dev Auth Comwlth Mtg Ser B
           (AMT) (a)..................................       4.850   01/01/36        5,690,481
  2,000    White Oak Vlg Shops VA Cmnty Dev Auth Spl
           Assmt Rev Special Assmt....................       5.300   03/01/17        1,991,840
                                                                                --------------
                                                                                    23,115,072
                                                                                --------------
           WASHINGTON  5.0%
  5,000    Clark Cnty, WA Sch Dist 114 (FSA Insd).....       5.250   06/01/19        5,336,850
  1,370    King Cnty, WA Ser B (Prerefunded @
           12/01/07)..................................       5.900   12/01/14        1,399,797
  3,630    King Cnty, WA Ser B (Prerefunded @
           12/01/07)..................................       5.900   12/01/14        3,708,953
  2,245    King Cnty, WA Ser B (Prerefunded @
           12/01/07)..................................       6.625   12/01/15        2,295,153
    700    Quinault Indian Nation, WA Quinault Beach
           Impt & Rfdg Ser A (ACA Insd)...............       5.800   12/01/15          725,347
  3,000    Spokane, WA Pub Fac Dist Hotel Motel &
           Sales Use Tax (MBIA Insd)..................       5.250   09/01/33        3,127,860
  9,855    Washington St Mtr Veh Fuel Tax 2007 B (FSA
           Insd) (g)..................................       5.000   07/01/27       10,287,536
  4,000    Washington St Pub Pwr Supply Rfdg Ser A
           (FGIC Insd)................................       7.000   07/01/08        4,092,120
                                                                                --------------
                                                                                    30,973,616
                                                                                --------------

 26                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           WEST VIRGINIA  2.1%
$ 6,420    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMBAC Insd)
           (AMT)......................................       6.750%  08/01/24   $    6,420,000
  2,500    Harrison Cnty, WV Cnty Commn Allegheny
           Energy Rfdg Ser D (AMT)....................       5.500   10/15/37        2,514,200
  3,750    West Virginia Univ Rev Impt Univ Proj Ser C
           (FGIC Insd)................................       5.000   10/01/34        3,863,625
                                                                                --------------
                                                                                    12,797,825
                                                                                --------------
           WISCONSIN  2.2%
 10,000    Wisconsin Hsg & Econ Dev Auth Home
           Ownership Rev Ser A (AMT) (a)..............       4.750   09/01/33        9,520,700
    890    Wisconsin St Hlth & Ed Fac Auth Rev Bellin
           Mem Hosp (AMBAC Insd)......................       6.625   02/15/08          897,894
  2,675    Wisconsin St Hlth & Ed Fac FH Hlthcare Dev
           Inc Proj (Prerefunded @ 11/15/09)..........       6.250   11/15/28        2,843,686
                                                                                --------------
                                                                                    13,262,280
                                                                                --------------
           WYOMING  0.3%
  2,000    Sweetwater Cnty, WY Solid Waste Disp Rev
           FMC Corp Proj Rfdg (AMT)...................       5.600   12/01/35        2,036,960
                                                                                --------------

           PUERTO RICO  4.8%
 21,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Rfdg Ser Y (FSA Insd) (i)..................       6.250   07/01/21       25,575,690
  4,000    Puerto Rico Pub Bldgs Auth Gtd Pub Ed &
           Hlth Fac Rfdg Ser M (MBIA Insd)............       5.600   07/01/08        4,058,240
                                                                                --------------
                                                                                    29,633,930
                                                                                --------------
TOTAL LONG-TERM INVESTMENTS  202.3%
  (Cost $1,212,953,090)......................................................    1,241,948,265
TOTAL SHORT-TERM INVESTMENTS  0.7%
  (Cost $4,015,000)..........................................................        4,015,000
                                                                                --------------
TOTAL INVESTMENTS  203.0%
  (Cost $1,216,968,090)......................................................   $1,245,963,265

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (36.1%)
  (Cost ($221,753,000))
(221,753)  Notes with interest rates ranging from 3.35% to 7.31% at October
           31, 2007 and contractual maturities of collateral ranging from
           2030 to 2041 (See Note 1) (j).....................................     (221,753,000)
                                                                                --------------

See Notes to Financial Statements                                             27

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

DESCRIPTION                                                                            VALUE
-------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT   166.9%
  (Cost $995,215,090)...........................................................   $1,024,210,265
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.....................................        9,594,127
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (68.5%).....................     (420,195,706)
                                                                                   --------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..................................   $  613,608,686
                                                                                   ==============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(b) Variable Rate Coupon

(c) Securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets applicable to common shares.

(d) Escrowed to Maturity

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) The Trust owns 100% of the outstanding bond issuance.

(h) Security purchased on a when-issued or delayed delivery basis.

(i) All or a portion of this security has been physically segregated in connection with open futures contracts.

(j) Floating rate notes. The interest rate shown reflects the rates in effect at October 31, 2007.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

MBIA-IBC--MBIA Insured Bond Certificates

PSF--Public School Fund

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 28                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

FUTURES CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2007 (Current Notional
  Value of $112,594 per contract)...........................    1,289        $(474,889)

See Notes to Financial Statements                                             29

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
For the Year Ended October 31, 2007

ASSETS:
Total Investments (Cost $1,216,968,090).....................  $1,245,963,265
Cash........................................................          80,879
Receivables:
  Interest..................................................      16,921,614
  Investments Sold..........................................       1,345,393
  Variation Margin on Futures...............................       1,289,000
Other.......................................................          13,006
                                                              --------------
    Total Assets............................................   1,265,613,157
                                                              ==============
LIABILITIES:
Floating Rate Note Obligations..............................     221,753,000
Payables:
  Investments Purchased.....................................       8,025,396
  Investment Advisory Fee...................................         396,498
  Trust Shares Repurchased..................................         221,457
  Income Distributions--Common Shares.......................          66,198
  Other Affiliates..........................................          51,077
Trustees' Deferred Compensation and Retirement Plans........       1,190,643
Accrued Expenses............................................         104,496
                                                              --------------
    Total Liabilities.......................................     231,808,765
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)..........     420,195,706
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  613,608,686
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($613,608,686 divided by
  44,682,968 shares outstanding)............................  $        13.73
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($0.01 par value with an unlimited number of
  shares authorized, 44,682,968 shares issued and
  outstanding)..............................................  $      446,830
Paid in Surplus.............................................     591,971,582
Net Unrealized Appreciation.................................      28,520,286
Accumulated Undistributed Net Investment Income.............       1,235,423
Accumulated Net Realized Loss...............................      (8,565,435)
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  613,608,686
                                                              --------------
PREFERRED SHARES ($0.01 par value, authorized 100,000,000
  shares, 16,800 issued with liquidation preference of
  $25,000 per share)........................................  $  420,000,000
                                                              ==============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $1,033,608,686
                                                              ==============

 30                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2007

INVESTMENT INCOME:
Interest....................................................  $ 61,582,398
EXPENSES:
Interest and Residual Trust Expense.........................     7,634,384
Investment Advisory Fee.....................................     5,846,752
Preferred Share Maintenance.................................     1,165,429
Accounting and Administrative Expenses......................       182,822
Professional Fees...........................................       167,871
Trustees' Fees and Related Expenses.........................       111,139
Reports to Shareholders.....................................        83,854
Custody.....................................................        60,166
Transfer Agent Fees.........................................        42,563
Registration Fees...........................................        26,729
Other.......................................................       105,433
                                                              ------------
    Total Expenses..........................................    15,427,142
    Investment Advisory Fee Reduction.......................       973,832
                                                              ------------
  Net Expenses..............................................    14,453,310
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 47,129,088
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (4,467,186)
  Futures...................................................    (1,277,950)
  Swap Contracts............................................    (1,779,879)
                                                              ------------
Net Realized Loss...........................................    (7,525,015)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    67,603,859
                                                              ------------
  End of the Period:
    Investments.............................................    28,995,175
    Futures.................................................      (474,889)
                                                              ------------
                                                                28,520,286
                                                              ------------
Net Unrealized Depreciation During the Period...............   (39,083,573)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(46,608,588)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(15,295,818)
                                                              ============
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $(14,775,318)
                                                              ============

See Notes to Financial Statements                                             31

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Changes of Net Assets

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                            OCTOBER 31, 2007   OCTOBER 31, 2006
                                                            -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 47,129,088       $ 35,590,923
Net Realized Gain/Loss....................................      (7,525,015)           184,552
Net Unrealized Appreciation/Depreciation
  During the Period.......................................     (39,083,573)        12,550,580

Distributions to Preferred Shareholders:
  Net Investment Income...................................     (15,295,818)       (10,848,528)
  Net Realized Gain.......................................             -0-           (522,549)
                                                              ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations..............................................     (14,775,318)        36,954,978

Distributions to Common Shareholders:
  Net Investment Income...................................     (30,955,771)       (25,395,909)
  Net Realized Gain.......................................             -0-         (2,119,257)
                                                              ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES...................................     (45,731,089)         9,439,812

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Acquired Through Merger.......             -0-        535,839,011
Repurchase of Shares......................................      (5,489,187)               -0-
                                                              ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO COMMON
  SHARES..................................................     (51,220,276)       545,278,823

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period...................................     664,828,962        119,550,139
                                                              ------------       ------------
End of the Period (Including accumulated undistributed net
  investment income of $1,235,423 and
  $302,620, respectively).................................    $613,608,686       $664,828,962
                                                              ============       ============

 32                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended October 31, 2007

CHANGE IN NET ASSETS FROM OPERATIONS (INCLUDING PREFERRED
  SHARE DISTRIBUTIONS)......................................  $ (14,775,318)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Purchases of Investments..................................   (366,057,745)
  Proceeds from Sales of Investments........................    230,809,368
  Net Sales of Short-Term Investments.......................      1,685,000
  Amortization of Premium...................................      2,383,729
  Accretion of Discount.....................................     (2,704,215)
  Net Realized Gain on Investments..........................      4,467,186
  Net Change in Unrealized Depreciation on Investments......     40,624,004
  Decrease in Swap Contracts................................     (1,313,716)
  Decrease in Variation Margin on Futures...................     (1,736,954)
  Increase in Interest Receivables and Other Assets.........        246,943
  Increase in Receivable for Investments Sold...............     29,130,813
  Decrease in Accrued Expenses and Other Payables...........        (47,997)
  Decrease in Investments Purchased Payable.................    (30,912,950)
                                                              -------------
    Total Adjustments.......................................    (93,426,534)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (108,201,852)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................            -0-
Repurchased Shares..........................................     (5,267,730)
Dividends Paid..............................................    (31,094,805)
Proceeds from and Repayments of Floating Rate Note
  Obligations...............................................    144,608,000
Change in Custodian Bank Payable............................            -0-
                                                              -------------
    Net Cash Provided by Financing Activities...............    108,245,465
                                                              -------------
NET DECREASE IN CASH........................................         43,613
Cash at Beginning of the Period.............................         37,266
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $      80,879
                                                              =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for Interest......................  $   7,634,384
                                                              =============

See Notes to Financial Statements                                             33

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED OCTOBER 31,
                                                   -----------------------------------------------
                                                    2007      2006      2005      2004      2003
                                                   -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $ 14.74   $ 14.62   $ 14.86   $ 14.69   $ 14.87
                                                   -------   -------   -------   -------   -------
 Net Investment Income...........................     1.05(a)    0.98(a)    1.01    1.05      1.08
 Net Realized and Unrealized Gain/Loss...........    (1.03)     0.44     (0.14)     0.18     (0.16)
 Common Share Equivalent of Distributions Paid to
   Preferred Shareholders:
   Net Investment Income.........................    (0.34)    (0.30)    (0.21)    (0.10)    (0.10)
   Net Realized Gain.............................      -0-     (0.01)      -0-       -0-       -0-
                                                   -------   -------   -------   -------   -------
Total from Investment Operations.................    (0.32)     1.11      0.66      1.13      0.82
Distributions Paid to Common Shareholders:
   Net Investment Income.........................    (0.69)    (0.73)    (0.90)    (0.96)    (1.00)
   Net Realized Gain.............................      -0-     (0.26)      -0-       -0-       -0-
                                                   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD...............  $ 13.73   $ 14.74   $ 14.62   $ 14.86   $ 14.69
                                                   =======   =======   =======   =======   =======

Common Share Market Price at End of the Period...  $ 12.08   $ 13.10   $ 13.08   $ 14.70   $ 13.90
Total Return (b).................................   -2.89%     7.86%    -5.06%    13.05%     6.57%
Net Assets Applicable to Common Shares at End of
 the Period (In millions)........................  $ 613.6   $ 664.8   $ 119.6   $ 121.5   $ 120.0
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares (c).................    2.25%     1.36%     1.33%     1.46%     1.48%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (c)..........    7.33%     6.90%     6.78%     7.14%     7.23%
Portfolio Turnover...............................      18%       14%       29%       29%       26%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets
    Applicable to Common Shares (c)..............    2.40%       N/A       N/A       N/A       N/A
  Ratio of Net Investment Income to Average Net
    Assets Applicable to Common Shares (c).......    7.18%       N/A       N/A       N/A       N/A
SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding Interest and
 Residual Trust Expenses) to Average Net Assets
 Applicable to Common Shares (c).................    1.06%     1.28%     1.33%     1.46%     1.48%
Ratio of Expenses (Excluding Interest and
 Residual Trust Expenses) to Average Net Assets
 including Preferred Shares (c)..................    0.64%     0.77%     0.80%     0.88%     0.89%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)..........    4.95%     4.80%     5.40%     6.44%     6.57%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...............   16,800    16,800     3,200     3,200     3,200
Asset Coverage Per Preferred Share (e)...........  $61,536   $64,593   $62,369   $62,967   $62,499
Involuntary Liquidating Preference Per Preferred
 Share...........................................  $25,000   $25,000   $25,000   $25,000   $25,000
Average Market Value Per Preferred Share.........  $25,000   $25,000   $25,000   $25,000   $25,000

N/A=Not Applicable

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

 34                                            See Notes to Financial Statements

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust II (the Trust) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on August 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2007, the Trust had $6,993,240 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2007, the Trust had an

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

accumulated capital loss carryforward for tax purposes of $11,050,171, which will expire according to the following schedule:

AMOUNT                                                             EXPIRATION
$2,455,675..................................................    October 31, 2014
 8,594,496..................................................    October 31, 2015

    At October 31, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $992,111,036
                                                                ============
Gross tax unrealized appreciation...........................    $ 48,112,758
Gross tax unrealized depreciation...........................     (16,013,529)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 32,099,229
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2007 and 2006 was as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $       -0-    $   259,199
  Tax exempt income.........................................   46,390,623     35,640,851
  Long-term capital gain....................................          -0-      2,641,806
                                                              -----------    -----------
                                                              $46,390,623    $38,541,856
                                                              ===========    ===========

    Permanent differences, primarily due to nondeductible expenses, resulted in the following reclassifications among the Trust's components of net assets at October 31, 2007:

ACCUMULATED UNDISTRIBUTED      ACCUMULATED
  NET INVESTMENT INCOME     NET REALIZED GAIN   PAID IN SURPLUS
         $55,304                 $11,606           $(66,910)

    As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $      -0-
Undistributed tax-exempt income.............................     1,593,762
Undistributed long-term capital gain........................           -0-

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

F. FLOATING RATE OBLIGATIONS RELATED TO SECURITIES HELD The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Trust's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2007, Trust investments with a value of $297,228,253 are held by the dealer trusts and serve as collateral for the $221,753,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended October 31, 2007 were $198,554,923 and 3.84%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares of the Trust. Effective December 1, 2006, the Adviser has agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including preferred shares of the Trust. During the period ended October 31, 2007, the Adviser waived $973,832 of its advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the year ended October 31, 2007, the Trust recognized expenses of approximately $79,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2007, the Trust recognized expenses of approximately $110,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended October 31, 2007 and 2006, transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2007    OCTOBER 31, 2006
Beginning Shares........................................     45,104,868           8,175,881
Shares Repurchased*.....................................       (421,900)                -0-
                                                             ----------          ----------
Shares Acquired Through Merger..........................            -0-          36,928,987
                                                             ----------          ----------
Ending Shares...........................................     44,682,968          45,104,868
                                                             ==========          ==========

* On February 28, 2007, the Trust commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust's shares trade from their net asset value. For the period ended October 31, 2007, the Trust repurchased 421,900 of its shares at an average discount of 7.05% from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

    On January 27, 2006 the Trust acquired all of the assets and liabilities of Van Kampen Municipal Opportunity Trust II (ticker symbol VOT) and Van Kampen Value Municipal Income Trust (ticker symbol VKV) through a tax free reorganization approved by VOT and VKV shareholders on January 11, 2006. The Trust issued 36,928,987 common shares with a net asset value of $535,839,011 and 13,600 Auction Preferred Shares (APS) with a liquidation value of $340,000,000 in exchange for VOT's and VKV's net assets. The shares of VOT were converted into Trust shares at a ratio of 1.025341 to 1 and 1 to 1, for common shares and APS, respectively. The shares of VKV were converted into Trust shares at a ratio of 1.059290 to 1 and 1 to 1, for common shares and APS, respectively. Net unrealized appreciation of

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

VOT and VKV as of January 27, 2006 was $15,400,172 and $31,522,823,
respectively. The Trust assumed VOT's and VKV's book to tax accretion differences, which resulted in a $775,214 increase to accumulated undistributed net investment income and a corresponding decrease to net unrealized appreciation. Combined net assets applicable to common shares on the day of the reorganization were $654,455,555 and combined net assets including preferred shares were $1,074,455,555. The Trust incurred merger expense of $269,325, which represent costs related to the preparation, printing and distribution of the Proxy Statement/Prospectus, Reorganization Agreement and registration statements as well as a legal, audit and filing fees.

    Included in these net assets are gains or losses of $290,000 recognized for tax purposes on open futures transactions at January 27, 2006, and deferred losses relating to wash sales transactions of $861, which are included with accumulated net realized loss of which all, can be utilized by the acquiring Trust. Additionally, included in these net assets was a deferred compensation retirement plan balance of $675,787, which is included with accumulated undistributed net investment income.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $366,057,745 and $230,809,368, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2007, were as follow:

Outstanding at October 31, 2006.............................       770
Futures Opened..............................................     8,568
Futures Closed..............................................    (8,049)
                                                                ------
Outstanding at October 31, 2007.............................     1,289
                                                                ======

B. INTEREST RATE SWAPS The Trust may enter into forward interest rate swap transactions intended to help the Trust manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Trust's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Trust's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Trust a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Trust's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Trust may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Trust intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Trust upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

C. INVERSE FLOATING RATE SECURITIES The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. PREFERRED SHARES

The Trust has outstanding 16,800 APS. Series A, Series B, Series C and Series D each contain 1,600 shares, Series E contains 1,400 shares, Series F, Series G, Series H, and Series I each contain 2,000 shares, and Series J contains 1,000 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days for Series A, Series B, Series C, Series D, Series E, Series F, Series J, while Series G, Series H, and Series I are generally reset every 28 days through an auction process. The average rate in effect on October 31, 2007 was 3.56%. During the year ended October 31, 2007, the rates ranged from 2.94% to 4.40%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN in the Trust NAV calculations as late as the trust's last NAV calculation in the first required financial statement period. As a result, the Trust will incorporate FIN 48 in its semiannual report on April 30, 2008. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosure.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Advantage Municipal Income Trust II

We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust II (the "Trust"), including the portfolio of investments, as of October 31, 2007, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust II as of October 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 24, 2007

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan (the "Plan") offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

- ADD TO YOUR ACCOUNT

    You may increase your shares in the Trust easily and automatically with the Plan.

- LOW TRANSACTION COSTS

    Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

- CONVENIENCE

    You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

- SAFEKEEPING

    Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

    If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

shares. If the Trust is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

    1. PREMIUM If the Trust is trading at a premium--a market price that is higher than its NAV--you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

    2. DISCOUNT If the Trust is trading at a discount--a market price that is lower than its NAV--you'll pay the market price for your reinvested shares.

HOW TO ENROLL

    To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

    Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43078
                           Providence, RI 02940-3078

    All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

    1. If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.

    2. If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.

    3. You may sell your shares through your financial advisor through the Direct Registration Systems ("DRS"). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

    The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2007. The Trust designated 100.0% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the investment Company Act of 1940, as amended.
 46

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 22, 2007, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Linda Hutton Heagy........................................  36,997,734            878,169
Wayne W. Whalen...........................................  37,021,418            854,485

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer................................................   13,466                48

The other trustees of the Trust whose terms did not expire in 2007 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein, and Suzanne H. Woolsey.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 1993  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 1993  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 1993  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(66)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute and Trustee of
                                                                                               California Institute of
                                                                                               Technology and the
                                                                                               Colorado College.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

TRUSTEE AND OFFICER continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

TRUSTEE AND OFFICER continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                                Officer--Global Fixed Income of the same entities since
                                                                   December 2005. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Ltd. Director of Morgan
                                                                   Stanley Investment Management (ACD) Limited since December
                                                                   2003. Vice President of Morgan Stanley Institutional and
                                                                   Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
TRUSTEE AND OFFICER continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen Advantage Municipal Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Advantage Municipal Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Advantage Municipal Income Trust II

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                  VKIANN 12/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-05158P-Y10/07

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007
                                        REGISTRANT   COVERED ENTITIES(1)
                                        ----------   -------------------
   AUDIT FEES........................      $28,275                   N/A

   NON-AUDIT FEES

         AUDIT-RELATED FEES..........      $   400              $244,200(2)

         TAX FEES....................      $ 1,600(3)           $      0

         ALL OTHER FEES..............      $     0              $      0

   TOTAL NON-AUDIT FEES..............      $ 2,000              $244,200

   TOTAL.............................      $30,275              $244,200

2006
                                        REGISTRANT   COVERED ENTITIES(1)
                                        ----------   -------------------
   AUDIT FEES........................      $27,300                   N/A

   NON-AUDIT FEES

         AUDIT-RELATED FEES..........      $   400              $244,200(2)

         TAX FEES....................      $ 1,600(3)           $      0

         ALL OTHER FEES..............      $     0              $      0

   TOTAL NON-AUDIT FEES..............      $ 2,000              $244,200

   TOTAL.............................      $29,300              $244,200

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

              VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II (VKI)

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Robert W. Wimmel, an Executive Director of the Adviser, William Black, an Executive Director of the Adviser, Mark Paris, an Executive Director of the Adviser and Robert J. Stryker, a Vice President of the Adviser.

Mr. Wimmel has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund in November 2001. Mr. Black has been associated with the Adviser as a High Yield Municipal Analyst since June 1998 and began managing the Fund in December 2007. Mr. Paris has been associated with the Adviser as a Municipal Trader since August 2002 and began managing the Fund in December 2007. Mr. Stryker has been associated with the Adviser in an investment management capacity since February 1994 and began managing the Fund in July 2005.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2007:

Mr. Wimmel managed 15 registered investment companies with a total of approximately $8.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Stryker managed 9 registered investment companies with a total of approximately $3.6 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts

As of December 19, 2007:

Mr. Black managed 12 registered investment companies with a total of approximately $11.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Paris managed 14 registered investment companies with a total of approximately $11.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage accounts for other investment companies, pooled investment vehicles or other accounts that charge a performance-based fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                           TOTAL NUMBER OF SHARES     MAXIMUM NUMBER OF SHARES
                                                            PURCHASED AS PART OF     THAT MAY YET BE PURCHASED
            TOTAL NUMBER OF SHARES   AVERAGE PRICE PAID   PUBLICLY ANNOUNCED PLANS      TTNDER THE PLANS OR
PERIOD*           PURCHASED               PER SHARE              OR PROGRAMS                 PROGRAMS
---------   ----------------------   ------------------   ------------------------   ------------------------
November                 --                   --                         --                         --
December                 --                   --                         --                         --
January                  --                   --                         --                         --
February              4,500                13.82                      4,500                  4,505,987
March                46,300                13.78                     46,300                  4,459,687
April                15,900                13.77                     15,900                  4,443,787
May                  37,300                13.65                     37,300                  4,406,487
June                 53,700                13.10                     53,700                  4,352,787
July                 62,000                12.89                     62,000                  4,290,787
August               69,000                12.44                     69,000                  4,221,787
September            47,600                12.86                     47,600                  4,174,187
October              85,600                12.56                     85,600                  4,088,587

*    The Share Repurchase Program commenced on 2/28/2007.

The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Trustees.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Advantage Municipal Income Trust II


By: /s/ Ronald E. Robison
    ------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 20, 2007


By: /s/ Stuart N. Schuldt
    ------------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: December 20, 2007